Exhibit 10.1

FOURTH AMENDMENT TO ABL LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO ABL LOAN AND SECURITY AGREEMENT (this “Agreement”), dated as of May 19, 2023, by and among ROCKY BRANDS, INC., an Ohio corporation (“Parent”), LIFESTYLE FOOTWEAR, INC., a Delaware corporation (“Lifestyle”), ROCKY BRANDS US, LLC, a Delaware limited liability company (“Rocky US”), LEHIGH OUTFITTERS, LLC, a Delaware limited liability company (“Lehigh”), ROCKY OUTDOOR GEAR STORE, LLC, an Ohio limited liability company (“Rocky Outdoor”), US FOOTWEAR HOLDINGS LLC, a Delaware limited liability company (“US Footwear”; Parent, Lifestyle, Rocky US, Lehigh, Rocky Outdoor and US Footwear, each, a “Borrower” and together, the “Borrowers”), the Lenders party hereto and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the “Agent”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers, the other Obligors from time to time party thereto, the Lenders from time to time party thereto, and the Agent are parties to that certain ABL Loan and Security Agreement, dated as of March 15, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Loan Agreement”; the Existing Loan Agreement, as amended hereby, the “Loan Agreement”);

WHEREAS, Borrowers have requested that Agent and Lenders make certain amendments to the Existing Loan Agreement as set forth herein and Agent and the Lenders party hereto are willing to make such amendments to the Existing Loan Agreement, in accordance with the terms of the Existing Loan Agreement and subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Defined Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Loan Agreement.

2.          Amendments to Loan Agreement. Upon the Fourth Amendment Effective Date (as defined below), in reliance upon the representations and warranties of each Obligor set forth in Section 4 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 3 below, the Existing Loan Agreement is hereby amended as follows:

(a)    Section 1.1 of the Existing Loan Agreement is hereby amended by amending clause (b)(xiv) of the definition of “EBITDA” as follows:

(xiv)         overpayments in cash of tariffs and other custom duties in an amount not to exceed (a) $600,000 during the fiscal quarter ending December 31, 2021, (b) $1,525,000 during the fiscal quarter ending March 31, 2022, (c) $1,750,000 during the fiscal quarter ending June 30, 2022, (d) $1,425,000 during the fiscal quarter ending September 30, 2022, (e) $800,000 during the fiscal quarter ending December 31, 2022 and (f) $1,700,000 during the fiscal year ending December 31, 2023; minus

(b)    Section 1.1. of the Existing Loan Agreement is hereby amended by amending and restating the last paragraph of the definition of “EBITDA” in its entirety as follows:

For purposes of calculating EBITDA for any period, (a) if during such period Parent or any of its Subsidiaries thereof shall have made a Permitted Acquisition, any other permitted Investment or the SERVUS® Disposition, the EBITDA for such period shall be calculated after giving Pro Forma Effect thereto, giving effect to such adjustments to EBITDA set forth herein that otherwise apply, (b) EBITDA for the fiscal quarter ended June 30, 2020, shall be deemed to be $5,377,271, (c) EBITDA for the fiscal quarter ended September 30, 2020, shall be deemed to be $18,729,845, (d) EBITDA for the fiscal quarter ended December 31, 2020, shall be deemed to be $29,867,877, and (e) EBITDA for the fiscal quarter ended March 31, 2021 shall be calculated after giving Pro Forma Effect to the US Footwear Acquisition, giving effect to such adjustments to EBITDA set forth herein that otherwise apply.

(c)    Section 1.1. of the Existing Loan Agreement is hereby amended by adding a new definition of “SERVUS® Disposition” as follows:

“SERVUS® Disposition” means the Asset Disposition completed pursuant to that certain Asset Purchase Agreement dated as of March 30, 2023, by and among Parent, Rocky US and US Footwear, PQ Footwear, LLC, a Delaware limited liability company and Petroquim S.R.L., a limited liability company organized under the laws of the Dominican Republic.

3.            Conditions to Effectiveness. This Agreement shall become effective as of the day and year set forth above (the “Fourth Amendment Effective Date”) upon satisfaction (or waiver by Agent) of each of the following conditions (in each case, in form and substance reasonably acceptable to the Agent):

(a)    Executed Agreement. Agent shall have received this Agreement executed by a Responsible Officer of each Obligor dated as of the Fourth Amendment Effective Date.

(b)    Fees and Expenses. Agent shall have received from Borrowers all outstanding fees and expenses required to be paid on or prior to the Fourth Amendment Effective Date and all fees and expenses incurred in connection with this Agreement required to be paid in accordance with the Loan Agreement.

(c)    No Default. Immediately prior to and immediately after giving effect to this Agreement, no Default or Event of Default exists.

(d)    Representations and Warranties. Immediately after giving effect to this Agreement (and deeming this Agreement to be a Loan Document), each of the representations and warranties contained in the Loan Agreement and the other Loan Documents is true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent such representations and warranties expressly relate to an earlier date (in which event such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date).

4.            Representations and Warranties. Each of the Obligors represents and warrants as follows:

(a)    immediately after giving effect to this Agreement (and deeming this Agreement to be a Loan Document), each of the representations and warranties contained in the Loan Agreement and the other Loan Documents is true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent such representations and warranties expressly relate to an earlier date (in which event such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); and

(b)    immediately prior to and immediately after giving effect to this Agreement, no Default or Event of Default exists.

5.           Effect of this Agreement. Except as expressly provided herein, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to, a modification of or amendment of, any other term or condition of the Existing Loan Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Agent or the Lenders may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Loan Parties or any other Person with respect to any waiver, amendment, modification or any other change to the Loan Agreement or the Loan Documents or any rights or remedies arising in favor of the Agent or the Lenders, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and the Agent and the Lenders, on the other hand. References in the Loan Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to “the Loan Agreement” or words of like import shall be deemed to be references to the Existing Loan Agreement as modified by this Agreement. This Agreement shall constitute a “Loan Document” under and as defined in the Loan Agreement.

6.            Reaffirmations. Each Obligor (a) agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from its obligations under, the Loan Agreement and each Loan Document to which it is a party, (b) confirms, ratifies and reaffirms its obligations under the Loan Agreement and each Loan Document to which it is a party, and (c) agrees that the Loan Agreement and each Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

7.           Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.

8.           Counterparts; Electronic Execution. This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures. An Electronic Signature on or associated with a Communication shall be valid and binding on each Obligor and other party thereto to the same extent as a manual, original signature, and any Communication entered into by Electronic Signature shall constitute their legal, valid and binding obligations, enforceable to the same extent as if a manually executed original signature were delivered to Agent. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. The parties may use or accept manually signed paper Communications converted to electronic form (such as scanned into PDF), or electronically signed Communications converted into other formats, for transmission, delivery and/or retention. Agent and Lenders may, at their option, create one or more copies of any Communication in the form of an Electronic Copy which shall be deemed created in the ordinary course of the Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything herein, Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed by it pursuant to procedures approved by it; provided (a) if Agent has agreed to accept such Electronic Signature, Agent and each Secured Party shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of an Obligor without further verification; and (b) upon the request by Agent or any Secured Party, an Electronic Signature shall be promptly followed by a manually executed counterpart. “Electronic Record” and “Electronic Signature” are used herein as defined in by 15 USC §7006.

9.            Entirety. This Agreement (together with the Existing Loan Agreement) constitutes the entire agreement, and supersedes all prior understandings and agreements, among the parties relating to the subject matter thereof.

10.        Governing Law; Etc. UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, THIS AGREEMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

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IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed on the date first above written.

BORROWERS:
ROCKY BRANDS, INC.

By:	/s/ Thomas Robertson
Name:	Thomas Robertson
Title:	Chief Operating Officer

LIFESTYLE FOOTWEAR, INC.

By:	/s/ Thomas Robertson
Name:	Thomas Robertson
Title:	Chief Operating Officer

ROCKY BRANDS US, LLC

By:	/s/ Thomas Robertson
Name:	Thomas Robertson
Title:	Chief Operating Officer

LEHIGH OUTFITTERS, LLC

By:	/s/ Thomas Robertson
Name:	Thomas Robertson
Title:	Chief Operating Officer

ROCKY OUTDOOR GEAR STORE, LLC

By:	/s/ Thomas Robertson
Name:	Thomas Robertson
Title:	Chief Operating Officer

US FOOTWEAR HOLDINGS LLC

By:	/s/ Thomas Robertson
Name:	Thomas Robertson
Title:	Chief Operating Officer

BANK OF AMERICA, N.A., as Agent and as a Lender

By:	/s/ Brian Scawinski
Name:	Brian Scawinski
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel Clark Jr.
Name:	Daniel Clark Jr.
Title:	AVP